                                                                   Exhibit 10.11



                       PROPERTY CATASTROPHE EXCESS OF LOSS
                              REINSURANCE CONTRACT

                                    issued to

                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING
                            DIRECT INSURANCE COMPANY
                        DIRECT GENERAL INSURANCE COMPANY
                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA
                                       AND
                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI
   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF
                            THE DIRECT GENERAL GROUP

                       PROPERTY CATASTROPHE EXCESS OF LOSS
                              REINSURANCE CONTRACT

                                TABLE OF CONTENTS

ARTICLE                                                                          PAGE
-------                                                                          ----
            Preamble...............................................................2
    1       Business Reinsured.....................................................2
    2       Cover..................................................................2
    3       Term...................................................................3
    4       Territory..............................................................4
    5       Exclusions.............................................................4
    6       Premium................................................................6
    7       Reinstatement..........................................................7
    8       Reports................................................................7
    9       Definitions............................................................8
   10       Net Retained Lines....................................................10
   11       Original Conditions...................................................10
   12       Notice of Loss and Loss Settlements...................................10
   13       Offset................................................................11
   14       Currency..............................................................11
   15       Loss Funding..........................................................11
   16       Taxes.................................................................13
   17       Federal Excise Tax....................................................13
   18       Inspection............................................................14
   19       Delay, Omission or Error..............................................14
   20       Insolvency............................................................14
   21       Arbitration...........................................................15
   22       Service of Suit.......................................................16
   23       Agency of Agreement...................................................17
   24       Entire Contract.......................................................17
   25       Intermediary..........................................................17
   26       Mode of Execution.....................................................17
            Company Signature.....................................................18

ATTACHMENTS

            Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance
            - U.S.A...............................................................19


                                    1 of 20

                       PROPERTY CATASTROPHE EXCESS OF LOSS
                              REINSURANCE CONTRACT
                                (the "Contract")

                                    issued to

                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING
                            DIRECT INSURANCE COMPANY
                        DIRECT GENERAL INSURANCE COMPANY
                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA
                                       AND
                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI
   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF
                            THE DIRECT GENERAL GROUP
                          (collectively the "Company")

                                       by

                 THE SUBSCRIBING REINSURER(S) IDENTIFIED IN THE
                     INTERESTS AND LIABILITIES AGREEMENT(S)
                  ATTACHED TO AND FORMING PART OF THIS CONTRACT
                                (the "Reinsurer")


                                   ARTICLE 1

BUSINESS REINSURED

This Contract is to indemnify the Company in respect of the net excess liability as a result of any loss or losses which occur during the term of this Contract under any Policy covering Private Passenger Automobile Physical Damage business in force, written or renewed by or on behalf of the Company, subject to the terms and conditions herein contained.

                                   ARTICLE 2

COVER

A. The Reinsurer shall be liable in respect of each Loss Occurrence for 100% of the Ultimate Net Loss over and above the initial Ultimate Net Loss retention(s) as set forth in the schedule below for each Loss Occurrence, subject to a limit of liability to the Reinsurer, as set forth in the schedule below for each Loss Occurrence.



                                    2 of 20

B. The Reinsurer's liability for all Loss Occurrences occurring during the term of this Contract shall not exceed the amount(s) set forth in the Reinstatement Article.

--------------------------------------------------------------------------------
                          RETENTION AND LIMIT SCHEDULE
--------------------------------------------------------------------------------
  LAYER            COMPANY'S RETENTION           REINSURER'S LIMIT OF LIABILITY
--------------------------------------------------------------------------------
               ULTIMATE NET LOSS IN RESPECT       ULTIMATE NET LOSS IN RESPECT
                  OF EACH LOSS OCCURRENCE            OF EACH LOSS OCCURRENCE
--------------------------------------------------------------------------------
FIRST LAYER             $2,000,000                          $3,000,000
--------------------------------------------------------------------------------
SECOND LAYER            $5,000,000                          $5,000,000
--------------------------------------------------------------------------------

C. The maximum value of any one vehicle covered hereunder shall be $75,000, or so deemed.

D. As respects each excess layer hereunder, the Company shall retain, net and unreinsured elsewhere, at least a 2.5% part of a 100% share in the interests and liabilities of the Reinsurer hereunder.

E. The Company may maintain in effect a quota share on private passenger automobile business recoveries from which shall be disregarded when establishing Ultimate Net Loss for purposes of this Article. The Company may also maintain a quota share participation on private passenger automobile business produced by Direct Insurance Company and Direct General Insurance Agency on behalf of various front companies.

F. The Company shall be permitted to carry additional reinsurance on its retention hereunder, which shall inure solely to the benefit of the Company, and recoveries under which shall be disregarded in arriving at the Ultimate Net Loss for the purposes of this Contract.

                                   ARTICLE 3

TERM

A. This Contract shall become effective at 12:01 a.m., Central Standard Time, January 1, 2003, and shall remain in full force and effect for one year, expiring 12:01 a.m., Central Standard Time, January 1, 2004.

B. Should this Contract expire while a loss covered hereunder is in progress, the Reinsurer shall be responsible for the loss in progress in the same manner and to the same extent it would have been responsible had the Contract expired the day following the conclusion of the loss in progress.



                                    3 of 20

                                   ARTICLE 4

TERRITORY

This Contract applies to losses arising out of Policies written in the United States of America, its territories and possessions, and Puerto Rico, wherever occurring.

                                   ARTICLE 5

EXCLUSIONS

A.      This Contract does not cover:

        1. As regards interests which at time of loss or damage are on shore, no liability shall attach hereto in respect of any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority. This War Exclusion Clause shall not, however, apply to interests which at time of loss or damage are within the territorial limits of the United States of America (comprising the fifty States of the Union, the District of Columbia, and including bridges between the U.S.A. and Mexico provided they are under United States ownership), Canada, St. Pierre and Miquelon, provided such interests are insured under Policies, endorsements or binders containing a standard war or hostilities or warlike operations exclusion clause.

        2. Business excluded by the attached Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance - U.S.A.

        3. Pools, Associations and Syndicates, except losses from Assigned Risk Plans or similar plans are not excluded.

        4.      Excess of loss reinsurance.

        5. Mortgage Impairment Insurance or other similar covers, however styled.

        6. Liability of the Company arising by contract, operation of law or otherwise from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guarantee fund (other than recoupment fees), insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer or its successors or assigns which has been declared by any competent authority to be insolvent or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.


                                    4 of 20

        7. Loss arising out of the ownership, maintenance or use of any vehicle, the principal use of which is:

                (a)     As a public or livery conveyance;

                (b)     Emergency vehicles;

                (c) Drive yourself motor vehicles available for leasing periods of less than six months;

                (d)     Automobiles used in speed contests and races;

                (e)     Motorcycles.

        8.      Commercial Automobile Physical Damage and Liability business.

        9.      Private Passenger Automobile Liability business.

        10.     Excess of Policy limits and extra contractual obligations.

        11. Loss or damage or costs or expenses arising from seepage and/or pollution and/or contamination, other than contamination from smoke damage. Nevertheless, this exclusion does not preclude any payment of the cost of the removal of debris of property damaged by a loss otherwise covered hereunder, but subject always to a limit of 25% of the Company's Property Business loss under the original Policy.

        12. Loss, damage, cost, or expense directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with any Act of Terrorism, as defined herein, regardless of any other cause or event contributing concurrently or in any other sequence to the loss.

                An "Act of Terrorism" includes any act, or preparation in respect of action, or threat of action designed to influence the government de jure or de facto of any nation or any political division thereof, or in pursuit of political, religious, ideological, or similar purposes to intimidate the public or a section of the public of any nation by any person or group(s) of persons whether acting alone or on behalf of or in connection with any organization(s) or government(s) de jure or de facto, and which:

                (a)     involves violence against one or more persons; or

                (b)     involves damage to property; or

                (c) endangers life other than that of the person committing the action; or

                (d) creates a risk to health or safety of the public or a section of the public; or

                (e) is designed to interfere with or to disrupt an electronic system.


                                    5 of 20

                This Contract also excludes loss, damage, cost, or expense directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with any action in controlling, preventing, suppressing, retaliating against, or responding to any Act of Terrorism.

                Notwithstanding the above and subject otherwise to the terms, conditions, and limitations of this Contract, in respect only of personal lines this Contract shall pay actual loss or damage (but not related cost or expense) caused by any Act of Terrorism provided such act is not directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with biological, chemical, or nuclear pollution or contamination.

B. Business which is beyond the terms, conditions or limitations of this Contract may be submitted to the Reinsurer for special acceptance hereunder and such business, if accepted by the Reinsurer, shall be subject to all of the terms, conditions and limitations of this Contract except as modified by the special acceptance.

                                   ARTICLE 6

PREMIUM

A. As respects each excess layer hereunder, the premium to be paid to the Reinsurer shall be calculated at the rates set out below multiplied by the Company's Gross Net Written Premium Income with respect to the business covered hereunder, subject to the minimum and deposit premiums stated hereunder:

        ------------------------------------------------------------------------
                                    PREMIUM SCHEDULE
        ------------------------------------------------------------------------
                                   PREMIUM          DEPOSIT             MINIMUM
             LAYER                  RATE            PREMIUM             PREMIUM
        ------------------------------------------------------------------------
          FIRST LAYER              2.4864%         $540,000            $480,000
        ------------------------------------------------------------------------
          SECOND LAYER             1.5540%          337,500            $300,000
        ------------------------------------------------------------------------

        The deposit premiums shall be payable to the Reinsurer by the Company in installments as follows:

        ---------------------------------------------------------------------------------
                              DEPOSIT INSTALLMENT SCHEDULE
        ---------------------------------------------------------------------------------
             LAYER        JANUARY 1, 2003   APRIL 1, 2003  JULY 1, 2003   OCTOBER 1, 2003
        ---------------------------------------------------------------------------------
          FIRST LAYER        $135,000         $135,000       $135,000        $135,000
        ---------------------------------------------------------------------------------
          SECOND LAYER       $ 84,375         $ 84,375       $ 84,375        $ 84,375
        ---------------------------------------------------------------------------------

B. Within 60 days after the expiration of this Contract, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for each excess layer, computed in accordance with paragraph A above. If the premium due the Reinsurer is greater than the deposit premium paid, an additional premium shall be due and payable for the amount in excess of the deposit. If the premium due the Reinsurer is less than the deposit premium


                                    6 of 20
        paid, the Reinsurer shall refund the excess premium paid, subject to the minimum premium specified in paragraph A above.

C. The use of written premium as subject matter premium in this Contract is for the convenience of the parties. For all purposes premium paid to the Reinsurer shall be considered earned premium unless otherwise specifically provided to the contrary.

                                   ARTICLE 7

REINSTATEMENT

A. As respects each Excess Layer, loss payments under this Contract shall reduce the limit of coverage afforded by the amounts paid, but the limit of coverage shall be reinstated from the time of the occurrence of the loss, and for each amount so reinstated, the Company agrees to pay an additional premium calculated at pro rata of 100% of the Reinsurer's premium for the applicable layer for the term of this Contract, being pro rata only as to the fraction of the Reinsurer's limit of liability hereunder (i.e., the fraction of the Reinsurer's limit of liability for each Loss Occurrence as set forth in the Retention and Limit Article) so reinstated. Nevertheless, the Reinsurer's liability under the applicable layer shall not exceed such limit in respect of any one Loss Occurrence, and shall not exceed the applicable limit set forth below in respect of all Loss Occurrences during the term of this Contract.

        ------------------------------------------------------------------------
                   LAYER              REINSURER'S LIMITS OF LIABILITY IN RESPECT
                                       OF ALL LOSS OCCURRENCES DURING THE TERM
        ------------------------------------------------------------------------
               FIRST EXCESS                                $ 6,000,000
        ------------------------------------------------------------------------
               SECOND EXCESS                               $10,000,000
        ------------------------------------------------------------------------


B. If at the time of a loss settlement hereon the reinsurance premium, as calculated in accordance with the Premium Article, is unknown, the above calculation of reinstatement premium shall be based upon the deposit premium, subject to adjustment when the reinsurance premium is finally established.

                                   ARTICLE 8

REPORTS

Within 60 days following the expiration of this Contract, the Company shall furnish the Reinsurer with:

        1. Net Written Premium Income of the Company for the term of this Contract.

        2. Any other information which the Reinsurer may require to prepare its Annual Statement which is reasonably available to the Company.



                                    7 of 20

                                   ARTICLE 9

DEFINITIONS

A. The term "Private Passenger Automobile Physical Damage Business" as used in this Contract shall mean all insurances and reinsurances written by the Company and assumed from various front companies and classified as private passenger automobile physical damage (comprehensive only).

B. The term "Ultimate Net Loss" as used in this Contract shall mean the actual loss paid by the Company or for which the Company becomes liable to pay, such loss to include expenses of litigation and interest, Declaratory Judgment Expenses, and all other loss expense of the Company including subrogation, salvage, and recovery expenses (office expenses and salaries of officials and employees not classified as loss adjusters are not chargeable as expenses for purposes of this paragraph), but salvages and all recoveries, shall be first deducted from such loss to arrive at the amount of liability attaching hereunder.

        All salvages, recoveries or payments recovered or received subsequent to loss settlement hereunder shall be applied as if recovered or received prior to the aforesaid settlement, and all necessary adjustments shall be made by the parties hereto.

        For purposes of this definition, the phrase "becomes liable to pay" shall mean the existence of a judgment which the Company does not intend to appeal, or a release has been obtained by the Company, or the Company has accepted a proof of loss.

        The term "Declaratory Judgment Expenses," as used in this Contract shall mean all expenses incurred by the Company in connection with declaratory judgment actions brought to determine the Company's defense and/or indemnification obligations that are allocable to specific Policies and claims subject to this Contract. Declaratory Judgment Expenses shall be deemed to have been incurred by the Company on the date of the original loss (if any) giving rise to the declaratory judgment action.

        Nothing in this clause shall be construed to mean that losses are not recoverable hereunder until the Company's Ultimate Net Loss has been ascertained.

C. The term "Loss Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "Loss Occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that the term "Loss Occurrence" shall be further defined as follows:



                                    8 of 20

        1. As regards windstorms, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

        2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an insured's premises by strikers, provided such occupation commenced during the aforementioned period.

        3. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "Loss Occurrence."

        4. As regards "freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Company's "Loss Occurrence."

        For all "Loss Occurrences" the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event, except for those "Loss Occurrences" referred to in subparagraphs 1 and 2 above where only one such period of 72 consecutive hours shall apply with respect to one event, regardless of the duration of the event.

        No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any "Loss Occurrence" claimed under the 168 hours provision.

D. The term "Net Written Premium Income" as used in this Contract shall mean the gross written premium income on business the subject of this Contract (meaning comprehensive premium only) less returns and cancellations and less written premium income paid for pro rata reinsurances, recoveries under which would inure to the benefit of this Contract.

E. The term "Policy" as used in this Contract shall mean any binder, policy, or contract of insurance or reinsurance issued, accepted or held covered provisionally or otherwise, by or on behalf of the Company.



                                    9 of 20

                                   ARTICLE 10

NET RETAINED LINES

A. This Contract applies only to that portion of any Policy which the Company retains net for its own account, and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any Policy which the Company retains net for its own account shall be included.

B. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.

C. Nothing herein shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third party or any persons not parties to this Contract.

                                   ARTICLE 11

ORIGINAL CONDITIONS

All reinsurance under this Contract shall be subject to the same rates, terms, conditions, waivers and interpretations, and to the same modifications and alterations as the respective Policies of the Company. However, in no event shall this be construed in any way to provide coverage outside the terms and conditions set forth in this Contract.

                                   ARTICLE 12

NOTICE OF LOSS AND LOSS SETTLEMENTS

A. The Company shall advise the Reinsurer promptly of all claims which in the opinion of the Company may involve the Reinsurer and of all subsequent developments on these claims which may materially affect the position of the Reinsurer.

B. The Reinsurer agrees to abide by the loss settlements of the Company, provided that retroactive extension of Policy terms or coverages made voluntarily by the Company and not in response to court decisions (whether such court decision is against the Company or other companies affording the same or similar coverages) shall not be covered under this Contract.

C. When so requested the Company shall afford the Reinsurer an opportunity to be associated with the Company, at the expense of the Reinsurer, in the defense of any claim or suit or



                                    10 of 20
        proceeding involving this reinsurance and the Company shall cooperate in every respect in the defense of such claim, suit or proceeding.

D. The Reinsurer shall pay its share of loss settlements immediately upon receipt of proof of loss from the Company.

                                   ARTICLE 13

OFFSET

The Company and the Reinsurer shall have the right to offset any balance or balances (whether on account of premiums or losses) due from one party to the other under the terms of this Contract or any other contract heretofore or hereafter entered into between the Company and the Reinsurer, whether acting as assuming reinsurer or ceding company. However, in the event of the insolvency of any party hereto, offsets shall be allowed in accordance with the statutes and/or regulations of the state having jurisdiction over the insolvency.

                                   ARTICLE 14

CURRENCY

The currency to be used for all purposes of this Contract shall be United States of America currency.

                                   ARTICLE 15

LOSS FUNDING

A. This Article applies only to a Reinsurer who does not qualify for full credit with any insurance regulatory authority having jurisdiction over the Company's reserves.

B. The Company agrees, in respect of its Policies or bonds falling within the scope of this Contract, that when it files with its insurance regulatory authority, or sets up on its books liabilities as required by law, it will forward to the Reinsurer a statement showing the proportion of such liabilities applicable to the Reinsurer. The "Reinsurer's Obligations" shall be defined as follows:

        1.      Unearned premium (if applicable);

        2. Known outstanding losses that have been reported to the Reinsurer and Loss Adjustment Expense relating thereto;

        3. Losses and Loss Adjustment Expense paid by the Company but not recovered from the Reinsurer;


                                    11 of 20

        4. Losses incurred but not reported and Loss Adjustment Expense relating thereto.

C. The Reinsurer's Obligations shall be funded by funds withheld, cash advances, trust agreement or a Letter of Credit (LOC). The Reinsurer shall have the option of determining the method of funding provided it is acceptable to the insurance regulatory authorities having jurisdiction over the Company's reserves.

D. When funding by an LOC, the Reinsurer agrees to apply for and secure timely delivery to the Company of a clean, irrevocable and unconditional LOC issued by a bank and containing provisions acceptable to the insurance regulatory authorities having jurisdiction over the Company's reserves in an amount equal to the Reinsurer's Obligations. Such LOC shall be issued for a period of not less than one year, and shall be automatically extended for one year from its date of expiration or any future expiration date unless 30 days (or such other time period as may be required by insurance regulatory authorities), prior to any expiration date the issuing bank shall notify the Company by certified or registered mail that the issuing bank elects not to consider the LOC extended for any additional period.

E. The Reinsurer and Company agree that any funding provided by the Reinsurer pursuant to the provisions of this Contract may be drawn upon at any time, notwithstanding any other provision of this Contract, and be utilized by the Company or any successor, by operation of law, of the Company including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Company, for the following purposes, unless otherwise provided for in a separate trust agreement:

        1. To reimburse the Company for the Reinsurer's Obligations, the payment of which is due under the terms of this Contract and that has not been otherwise paid;

        2. To make refund of any sum that is in excess of the actual amount required to pay the Reinsurer's Obligations under this Contract (or in excess of 102% of Reinsurer's Obligations, if funding is provided by a trust agreement);

        3. To fund an account with the Company for the Reinsurer's Obligations. Such cash deposit shall be held in an interest bearing account separate from the Company's other assets, and interest thereon not in excess of the prime rate shall accrue to the benefit of the Reinsurer. Any taxes payable on accrued interest shall be paid out of the assets in the account that are in excess of the Reinsurer's Obligations (or in excess of 102% of Reinsurer's Obligations, if funding is provided by a trust agreement). If the assets are inadequate to pay taxes, any taxes due shall be paid by the Reinsurer;

        4. To pay the Reinsurer's share of any other amounts the Company claims are due under this Contract.

F. If the amount drawn by the Company is in excess of the actual amount required for 1. or 3., or in the case of 4., the actual amount determined to be due, the Company shall promptly



                                    12 of 20
        return to the Reinsurer the excess amount so drawn. All of the foregoing shall be applied without diminution because of insolvency on the part of the Company or the Reinsurer.

G. The issuing bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to ensure that withdrawals are made only upon the order of properly authorized representatives of the Company.

H. Fifty days prior to the end of each calendar quarter, the Company shall prepare a specific statement of the Reinsurer's Obligations for the sole purpose of amending the LOC or other method of funding, in the following manner:

        1. If the statement shows that the Reinsurer' s Obligations exceed the balance of the LOC as of the statement date, the Reinsurer shall, within 30 days after receipt of the statement, secure delivery to the Company of an amendment to the LOC increasing the amount of credit by the amount of such difference. Should another method of funding be used, the Reinsurer shall, within the time period outlined above, increase such funding by the amount of such difference.

        2. If, however, the statement shows that the Reinsurer's Obligations are less than the balance of the LOC (or less than 102% of Reinsurer' s Obligations if funding is provided by a trust agreement), as of the statement date, the Company shall, within 30 days after receipt of written request from the Reinsurer, release such excess credit by agreeing to secure an amendment to the LOC reducing the amount of credit available by the amount of such excess credit. Should another method of funding be used, the Company shall, within the time period outlined above, decrease such funding by the amount of such excess.

                                   ARTICLE 16

TAXES

In consideration of the terms under which this Contract is issued, the Company undertakes not to claim any deduction of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or to the District of Columbia.

                                   ARTICLE 17

FEDERAL EXCISE TAX

A. The Company will be liable for taxes (except Federal Excise Tax) on premiums reported to the Reinsurer hereunder.



                                    13 of 20

B. Federal Excise Tax applies only to those Reinsurers, excepting Underwriters at Lloyd's, London and other Reinsurers exempt from the Federal Excise Tax, who are domiciled outside the United States of America.

C. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax 1% of the premium payable hereon to the extent such premium is subject to Federal Excise Tax.

D. In the event of any return of premium becoming due hereunder, the Reinsurer will deduct 1% from the amount of the return, and the Company or its agent should take steps to recover the Tax from the U.S. Government.

                                   ARTICLE 18

INSPECTION

The Company shall place at the disposal of the Reinsurer at all reasonable times, and the Reinsurer shall have the right to inspect through its authorized representatives, all books, records and papers of the Company in connection with any reinsurance hereunder or claims in connection herewith.

                                   ARTICLE 19

DELAY, OMISSION OR ERROR

Any inadvertent delay, omission or error shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, providing such delay, omission or error is rectified upon discovery.

                                   ARTICLE 20

INSOLVENCY

A. In the event of the insolvency of the Company, reinsurance under this Contract shall be payable by the Reinsurer on the basis of the liability of the Company under Policy or Policies reinsured without diminution because of the insolvency of the Company, to the Company or to its liquidator, receiver, or statutory successor except as provided by
        Section 4118(a) of the New York Insurance Law or except when the Contract specifically provides another payee of such reinsurance in the event of the insolvency of the Company or when the Reinsurer with the consent of the direct insured or insureds has assumed such Policy obligations of the Company as direct obligations of the Reinsurer to the payees under such Policies and in substitution for the obligations of the Company to such payees.


                                    14 of 20

B. It is agreed, however, that the liquidator or receiver or statutory successor of the insolvent Company shall give written notice to the Reinsurer of the pendency of a claim against the insolvent Company on the Policy or Policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding when such claim is to be adjudicated, any defense or defenses which it may deem available to the Company or its liquidator or receiver or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

C. When two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the insolvent Company.

D. In the event of the insolvency of any company or companies included in the designation of "Company," this clause will apply only to the insolvent company or companies.

                                   ARTICLE 21

ARBITRATION

A. As a condition precedent to any right of action hereunder, any irreconcilable dispute between the parties to this Contract will be submitted for decision to a board of arbitration composed of two arbitrators and an umpire meeting at a site in Nashville, Tennessee.

B. Arbitration shall be initiated by the delivery of a written notice of demand for arbitration by one party to the other within a reasonable time after the dispute has arisen.

C. The members of the board of arbitration shall be active or retired disinterested officials of insurance or reinsurance companies, or Underwriters at Lloyd's, London, not under the control or management of either party to this Contract. Each party shall appoint its arbitrator and the two arbitrators shall choose an umpire before instituting the hearing. If the respondent fails to appoint its arbitrator within four weeks after being requested to do so by the claimant, the latter shall also appoint the second arbitrator. If the two arbitrators fail to agree upon the appointment of an umpire within four weeks after their nominations, each of them shall name three, of whom the other shall decline two, and the decision shall be made by drawing lots.

D. The claimant shall submit its initial brief within 45 days from appointment of the umpire. The respondent shall submit its brief within 45 days thereafter and the claimant may submit a reply brief within 30 days after filing of the respondent's brief.


                                    15 of 20

E. The board shall make its decision with regard to the custom and usage of the insurance and reinsurance business. The board shall issue its decision in writing based upon a hearing in which evidence may be introduced without following strict rules of evidence but in which cross-examination and rebuttal shall be allowed. The board shall make its decision within 60 days following the termination of the hearings unless the parties consent to an extension. The majority decision of the board shall be final and binding upon all parties to the proceeding. Judgment may be entered upon the award of the board in any court having jurisdiction.

F. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire and of the arbitration.

                                   ARTICLE 22

SERVICE OF SUIT

A. This Article applies if the reinsurer is not domiciled in the United States of America and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities.

B. It is agreed that in the event of the failure of the Reinsurer hereon to pay any amount claimed to be due hereunder, the Reinsurer hereon, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Clause constitutes or should be understood to constitute a waiver of the Reinsurer's right to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States district court or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

C. It is further agreed that service of process in such suit may be made upon Messrs. Mendes & Mount, 750 Seventh Avenue, New York, New York 10019-6829 and that in any suit instituted against the Reinsurer upon this Contract, the Reinsurer will abide by the final decision of such court or of any appellate court in the event of an appeal.

D. The above-named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and/or upon the request of the Company to give a written undertaking to the Company that they will enter a general appearance upon the Reinsurer's behalf in the event such a suit shall be instituted.

E. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereon hereby designates the superintendent, commissioner or director of insurance or other officer specified for that purpose in the statute or his successor or successors in office as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract, and



                                    16 of 20
        hereby designates the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.

                                   ARTICLE 23

AGENCY AGREEMENT

If more than one reinsured Company is named as a party to this Contract, the first named Company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.

                                   ARTICLE 24

ENTIRE CONTRACT

This Contract embodies the entire agreement and understanding between the Company and the Reinsurer relating to the subject matter hereof during the term of this Contract. Unless otherwise specifically provided herein, this Contract may be amended, modified or waived only by an instrument in writing signed by the Company and each subscribing reinsurer that is affected by such amendment, modification or waiver.

                                   ARTICLE 25

INTERMEDIARY

Guy Carpenter & Company, Inc., is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including notices, statements, premiums, return premiums, commissions, taxes, losses, loss expense, salvages, and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through Guy Carpenter & Company, Inc., 3600 Minnesota Drive, Suite 400, Edina, Minnesota 55435. Payments by the Company to the Intermediary shall be deemed payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed payment to the Company only to the extent that such payments are actually received by the Company.

                                   ARTICLE 26

MODE OF EXECUTION

A.      This Contract may be executed by:

        1.      An original written ink signature of paper documents.



                                    17 of 20

        2. An exchange of facsimile copies showing the original written ink signature of paper documents.

        3. Electronic signature technology employing computer software and a digital signature or digitizer pen pad to capture a person's handwritten signature in such a manner that the signature is unique to the person signing, is under the sole control of the person signing, is capable of verification to authenticate the signature and is linked to the document signed in such a manner that if the data is changed, such signature is invalidated.

B. The use of any one or a combination of these methods of execution shall constitute a legally binding and valid signing of this Contract. This Contract may be executed in one or more counterparts, each of which, when duly executed, shall be deemed an original.

IN WITNESS WHEREOF, THE COMPANY HAS CAUSED THIS CONTRACT TO BE EXECUTED BY ITS DULY AUTHORIZED REPRESENTATIVE(S) THIS 24TH DAY OF MARCH, 2003.

                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING
                            DIRECT INSURANCE COMPANY
                        DIRECT GENERAL INSURANCE COMPANY
                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA
                                       AND
                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI
   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF
                            THE DIRECT GENERAL GROUP

                               /s/ J. Todd Hagely
--------------------------------------------------------------------------------
                      Vice President - Finance & Treasurer





                                    18 of 20

   NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE - U.S.A.

1. This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph (1) of this clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

        I. Nuclear reactor power plants including all auxiliary property on the site, or

        II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

        III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material", and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

        IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

        (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

        (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4.      Without in any way restricting the operations of paragraphs (1), (2) and
        (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.



                                    19 of 20

5. It is understood and agreed that this clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

7.      Reassured to be sole judge of what constitutes:

        (a)     substantial quantities, and

        (b)     the extent of installation, plant or site.

Note: Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

        (a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

        (b) with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

12/12/57
NMA1119

--------------------------------------------------------------------------------

NOTES:  Wherever used herein the terms:

        "Reassured" shall be understood to mean "Company", "Reinsured",
                    "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

        "Agreement" shall be understood to mean "Agreement", "Contract",
                    "Policy" or whatever other term is used to designate the attached reinsurance document.

        "Reinsurers" shall be understood to mean "Reinsurers", "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.





                                    20 of 20

                       INTERESTS AND LIABILITIES AGREEMENT
                                (the "Agreement")

                                     of the

                          CONTINENTAL CASUALTY COMPANY
                          (the "Subscribing Reinsurer")

                                 as respects the

                       PROPERTY CATASTROPHE EXCESS OF LOSS
                              REINSURANCE CONTRACT
                                (the "Contract")

                            issued to and executed by

                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING
                            DIRECT INSURANCE COMPANY
                        DIRECT GENERAL INSURANCE COMPANY
                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA
                                       AND
                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI
   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF
                            THE DIRECT GENERAL GROUP
                          (collectively, the "Company")

The Subscribing Reinsurer agrees that its share in the interests and liabilities of the "Reinsurer" as set forth in the Contract attached hereto shall be for:

                        12.50% of the First Excess Layer
                        12.50% of the Second Excess Layer

The share of the Subscribing Reinsurer in the interests and liabilities of the Reinsurer in respect of each Layer of said Contract shall be separate and apart from the shares of such other subscribing reinsurers, if any, in respect of each Layer of said Contract. The interests and liabilities of the Subscribing Reinsurer shall not be joint with those of such other subscribing reinsurers, and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of such other subscribing reinsurers.


                                     1 of 2

This Agreement shall be effective for the period commencing 12:01 a.m., Central Standard Time, January 1, 2003, and shall remain in full force and effect for one year, expiring 12:01 a.m., Central Standard Time, January 1, 2004.

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Agreement to be executed by its duly authorized representative as follows:

on this ___________ day of __________________________, in the year of _________.



                          CONTINENTAL CASUALTY COMPANY



--------------------------------------------------------------------------------



Market Reference Number for First Excess Layer:

Market Reference Number for Second Excess Layer:



                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING
                            DIRECT INSURANCE COMPANY
                        DIRECT GENERAL INSURANCE COMPANY
                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA
                                       AND
                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI
   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF
                            THE DIRECT GENERAL GROUP

                       PROPERTY CATASTROPHE EXCESS OF LOSS
                              REINSURANCE CONTRACT

                                         Page:                 6 of 12
                                         File #:               8958-00-0001-00
                                         Effective Date:       01/01/2003





ACCEPTED:

LAYER ONE:  $3,000,000 EXCESS OF $2,000,000

REINSURER:                              Continental Casualty Company
                           -----------------------------------------------------



REFERENCE #:                                      10857
                           -----------------------------------------------------



AUTHORIZED SIGNATURE:                        /s/ Carl Bergh
                           -----------------------------------------------------



DATE:                                            1/23/03
                           -----------------------------------------------------



LINE:  12.5%      WHICH EQUALS:  $375,000

                                         Page:                 7 of 12
                                         File #:               8958-00-0001-00
                                         Effective Date:       01/01/2003





ACCEPTED:

LAYER TWO:  $5,000,000 EXCESS OF $5,000,000

REINSURER:                             Continental Casualty Company
                           -----------------------------------------------------



REFERENCE #:                                     10858
                           -----------------------------------------------------



AUTHORIZED SIGNATURE:                       /s/ Carl Bergh
                           -----------------------------------------------------



DATE:                                           1/23/03
                           -----------------------------------------------------



LINE:  12.5%      WHICH EQUALS:  $625,000

                       INTERESTS AND LIABILITIES AGREEMENT
                                (the "Agreement")

                                     of the

                      ENDURANCE SPECIALTY INSURANCE LIMITED
                          (the "Subscribing Reinsurer")

                                 as respects the

                       PROPERTY CATASTROPHE EXCESS OF LOSS
                              REINSURANCE CONTRACT
                                (the "Contract")

                            issued to and executed by

                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING
                            DIRECT INSURANCE COMPANY
                        DIRECT GENERAL INSURANCE COMPANY
                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA
                                       AND
                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI
   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF
                            THE DIRECT GENERAL GROUP
                          (collectively, the "Company")

The Subscribing Reinsurer agrees that its share in the interests and liabilities of the "Reinsurer" as set forth in the Contract attached hereto shall be for:

                        25.00% of the First Excess Layer
                        25.00% of the Second Excess Layer

The share of the Subscribing Reinsurer in the interests and liabilities of the Reinsurer in respect of each Layer of said Contract shall be separate and apart from the shares of such other subscribing reinsurers, if any, in respect of each Layer of said Contract. The interests and liabilities of the Subscribing Reinsurer shall not be joint with those of such other subscribing reinsurers, and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of such other subscribing reinsurers.



                                     1 of 2

This Agreement shall be effective for the period commencing 12:01 a.m., Central Standard Time, January 1, 2003, and shall remain in full force and effect for one year, expiring 12:01 a.m., Central Standard Time, January 1, 2004.

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Agreement to be executed by its duly authorized representative as follows:

on this ____________ day of __________________________, in the year of ________.



                      ENDURANCE SPECIALTY INSURANCE LIMITED



--------------------------------------------------------------------------------



Market Reference Number for First Excess Layer:

Market Reference Number for Second Excess Layer:



                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING
                            DIRECT INSURANCE COMPANY
                        DIRECT GENERAL INSURANCE COMPANY
                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA
                                       AND
                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI
   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF
                            THE DIRECT GENERAL GROUP

                       PROPERTY CATASTROPHE EXCESS OF LOSS
                              REINSURANCE CONTRACT





                                     2 of 2

                                         Page:                 6 of 12
                                         File #:               8958-00-0001-00
                                         Effective Date:       01/01/2003





ACCEPTED:

LAYER ONE:  $3,000,000 EXCESS OF $2,000,000

REINSURER:                           Endurance Specialty Insurance Ltd.
                           -----------------------------------------------------



REFERENCE #:                                    005828 002
                           -----------------------------------------------------



AUTHORIZED SIGNATURE:                     /s/ Glenn N. B. Clinton
                           -----------------------------------------------------



DATE:                                       February 5, 2003
                           -----------------------------------------------------



LINE:  25.0%      WHICH EQUALS:  $750,000

                                         Page:                 7 of 12
                                         File #:               8958-00-0001-00
                                         Effective Date:       01/01/2003





ACCEPTED:

LAYER TWO:  $5,000,000 EXCESS OF $5,000,000

REINSURER:                          Endurance Specialty Insurance Ltd.
                           -----------------------------------------------------



REFERENCE #:                                  007913 001
                           -----------------------------------------------------



AUTHORIZED SIGNATURE:                   /s/ Glenn N. B. Clinton
                           -----------------------------------------------------



DATE:                                      February 5, 2003
                           -----------------------------------------------------



LINE:  25.0%      WHICH EQUALS:  $1,250,000

                       INTERESTS AND LIABILITIES AGREEMENT
                                (the "Agreement")

                                     of the

                           QBE REINSURANCE CORPORATION
                          (the "Subscribing Reinsurer")

                                 as respects the

                       PROPERTY CATASTROPHE EXCESS OF LOSS
                              REINSURANCE CONTRACT
                                (the "Contract")

                            issued to and executed by

                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING
                            DIRECT INSURANCE COMPANY
                        DIRECT GENERAL INSURANCE COMPANY
                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA
                                       AND
                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI
   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF
                            THE DIRECT GENERAL GROUP
                          (collectively, the "Company")

The Subscribing Reinsurer agrees that its share in the interests and liabilities of the "Reinsurer" as set forth in the Contract attached hereto shall be for:

                        25.00% of the First Excess Layer
                        15.00% of the Second Excess Layer

The share of the Subscribing Reinsurer in the interests and liabilities of the Reinsurer in respect of each Layer of said Contract shall be separate and apart from the shares of such other subscribing reinsurers, if any, in respect of each Layer of said Contract. The interests and liabilities of the Subscribing Reinsurer shall not be joint with those of such other subscribing reinsurers, and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of such other subscribing reinsurers.



                                     1 of 2

This Agreement shall be effective for the period commencing 12:01 a.m., Central Standard Time, January 1, 2003, and shall remain in full force and effect for one year, expiring 12:01 a.m., Central Standard Time, January 1, 2004.

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Agreement to be executed by its duly authorized representative as follows:

on this ____________ day of __________________________, in the year of ________.



                           QBE REINSURANCE CORPORATION



--------------------------------------------------------------------------------



Market Reference Number for First Excess Layer:

Market Reference Number for Second Excess Layer:



                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING
                            DIRECT INSURANCE COMPANY
                        DIRECT GENERAL INSURANCE COMPANY
                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA
                                       AND
                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI
   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF
                            THE DIRECT GENERAL GROUP

                       PROPERTY CATASTROPHE EXCESS OF LOSS
                              REINSURANCE CONTRACT






                                     2 of 2

                                         Page:                 6 of 12
                                         File #:               8958-00-0001-00
                                         Effective Date:       01/01/2003





ACCEPTED:

LAYER ONE:  $3,000,000 EXCESS OF $2,000,000

REINSURER:                              QBE Reinsurance Corporation
                           -----------------------------------------------------



REFERENCE #:                                      TR 2546
                           -----------------------------------------------------



AUTHORIZED SIGNATURE:                      /s/ Thomas Renart
                           -----------------------------------------------------



DATE:                                             1/22/03
                           -----------------------------------------------------



LINE:  25.0%      WHICH EQUALS:  $750,000

                                          Page:                 7 of 12
                                          File #:               8958-00-0001-00
                                          Effective Date:       01/01/2003





ACCEPTED:

LAYER TWO:  $5,000,000 EXCESS OF $5,000,000

REINSURER:                               QBE Reinsurance Corporation
                           -----------------------------------------------------



REFERENCE #:                                       TR 3125
                           -----------------------------------------------------



AUTHORIZED SIGNATURE:                       /s/ Thomas Renart
                            ----------------------------------------------------



DATE:                                             1/22/03
                           -----------------------------------------------------



LINE:  15.0%      WHICH EQUALS:  $750,000

                       INTERESTS AND LIABILITIES AGREEMENT
                                (the "Agreement")

                                     of the

                                    XL RE LTD
                          (the "Subscribing Reinsurer")

                                 as respects the

                       PROPERTY CATASTROPHE EXCESS OF LOSS
                              REINSURANCE CONTRACT
                                (the "Contract")

                            issued to and executed by

                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING
                            DIRECT INSURANCE COMPANY
                        DIRECT GENERAL INSURANCE COMPANY
                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA
                                       AND
                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI
   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF
                            THE DIRECT GENERAL GROUP
                          (collectively, the "Company")

The Subscribing Reinsurer agrees that its share in the interests and liabilities of the "Reinsurer" as set forth in the Contract attached hereto shall be for:

                        10.00% of the First Excess Layer
                        10.00% of the Second Excess Layer

The share of the Subscribing Reinsurer in the interests and liabilities of the Reinsurer in respect of each Layer of said Contract shall be separate and apart from the shares of such other subscribing reinsurers, if any, in respect of each Layer of said Contract. The interests and liabilities of the Subscribing Reinsurer shall not be joint with those of such other subscribing reinsurers, and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of such other subscribing reinsurers.


                                     1 of 2

This Agreement shall be effective for the period commencing 12:01 a.m., Central Standard Time, January 1, 2003, and shall remain in full force and effect for one year, expiring 12:01 a.m., Central Standard Time, January 1, 2004.

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Agreement to be executed by its duly authorized representative as follows:

on this ____________ day of __________________________, in the year of ________.



                                    XL RE LTD



--------------------------------------------------------------------------------



Market Reference Number for First Excess Layer:

Market Reference Number for Second Excess Layer:



                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING
                            DIRECT INSURANCE COMPANY
                        DIRECT GENERAL INSURANCE COMPANY
                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA
                                       AND
                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI
   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF
                            THE DIRECT GENERAL GROUP

                       PROPERTY CATASTROPHE EXCESS OF LOSS
                              REINSURANCE CONTRACT





                                     2 of 2

                                         Page:                 6 of 12
                                         File #:               8958-00-0001-00
                                         Effective Date:       01/01/2003





ACCEPTED:

LAYER ONE:  $3,000,000 EXCESS OF $2,000,000

REINSURER:                                    XL Re Ltd
                           -----------------------------------------------------



REFERENCE #:                                 6106-01-2003
                           -----------------------------------------------------



AUTHORIZED SIGNATURE:                 /s/ Gregory S. Hendrick
                           -----------------------------------------------------



DATE:                                     February 13, 2003
                           -----------------------------------------------------



LINE:  10.0%      WHICH EQUALS:  $300,000

                                         Page:                 7 of 12
                                         File #:               8958-00-0001-00
                                         Effective Date:       01/01/2003





ACCEPTED:

LAYER TWO:  $5,000,000 EXCESS OF $5,000,000

REINSURER:                                    XL Re Ltd
                           -----------------------------------------------------



REFERENCE #:                                 6107-01-2003
                           -----------------------------------------------------



AUTHORIZED SIGNATURE:                     /s/ Gary S. Hill
                           -----------------------------------------------------



DATE:                                     February 13, 2003
                           -----------------------------------------------------



LINE:  10.0%      WHICH EQUALS:  $500,000

                       INTERESTS AND LIABILITIES AGREEMENT
                                (the "Agreement")

                                     of the

            CERTAIN UNDERWRITING MEMBERS OF LLOYD'S, LONDON, ON WHOSE
                     BEHALF THIS AGREEMENT HAS BEEN SIGNED
                        (AS PER SCHEDULE ATTACHED HERETO)
                          (the "Subscribing Reinsurer")

                                 as respects the

                       PROPERTY CATASTROPHE EXCESS OF LOSS
                              REINSURANCE CONTRACT
                                (the "Contract")

                            issued to and executed by

                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING
                            DIRECT INSURANCE COMPANY
                        DIRECT GENERAL INSURANCE COMPANY
                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA
                                       AND
                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI
   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF
                            THE DIRECT GENERAL GROUP
                          (collectively, the "Company")

The Subscribing Reinsurer agrees that its share in the interests and liabilities of the "Reinsurer" as set forth in the Contract attached hereto shall be for:

                        25.00% of the First Excess Layer
                        35.00% of the Second Excess Layer

The share of the Subscribing Reinsurer in the interests and liabilities of the Reinsurer in respect of each Layer of said Contract shall be separate and apart from the shares of such other subscribing reinsurers, if any, in respect of each Layer of said Contract. The interests and liabilities of the Subscribing Reinsurer shall not be joint with those of such other subscribing reinsurers, and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of such other subscribing reinsurers.



                                     1 of 2

This Agreement shall be effective for the period commencing 12:01 a.m., Central Standard Time, January 1, 2003, and shall remain in full force and effect for one year, expiring 12:01 a.m., Central Standard Time, January 1, 2004.

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Agreement to be executed by its duly authorized representative as follows:

on this ____________ day of __________________________, in the year of ________.



            CERTAIN UNDERWRITING MEMBERS OF LLOYD'S, LONDON, ON WHOSE
                     BEHALF THIS AGREEMENT HAS BEEN SIGNED
                        (AS PER SCHEDULE ATTACHED HERETO)



--------------------------------------------------------------------------------



Market Reference Number for First Excess Layer:

Market Reference Number for Second Excess Layer:



                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING
                            DIRECT INSURANCE COMPANY
                        DIRECT GENERAL INSURANCE COMPANY
                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA
                                       AND
                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI
   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF
                            THE DIRECT GENERAL GROUP

                       PROPERTY CATASTROPHE EXCESS OF LOSS
                              REINSURANCE CONTRACT




                                     2 of 2

                                    MARSH LTD

                                    per
                                    Guy Carpenter & Company Ltd

                                      Schedule of Reinsurers
                                      ----------------------
             12.5000%      Lloyd's Underwriter Syndicate No. 2010 MMX, LONDON

             12.5000%      Lloyd's Underwriter Syndicate No. 2001 AML, LONDON
           ------------
             25.0000%






FOR AND ON BEHALF OF
MARSH LTD


    /s/ Martin Verrills, Sr.
---------------------------------               --------------------------------
             AUTHORIZED SIGNATORY                           AUTHORIZED SIGNATORY

                                    MARSH LTD

                                    per
                                    Guy Carpenter & Company Ltd

                                      Schedule of Reinsurers
                                      ----------------------
             15.0000%      Lloyd's Underwriter Syndicate No. 2010 MMX, LONDON

             20.0000%      Lloyd's Underwriter Syndicate No. 2001 AML, LONDON
           ------------
             35.0000%






FOR AND ON BEHALF OF
MARSH LTD


    /s/ Martin Verrills, Sr.
---------------------------------               --------------------------------
             AUTHORIZED SIGNATORY                           AUTHORIZED SIGNATORY